UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest Event Reported) September 15, 2005


                                SUPERCLICK, INC.
--------------------------------------------------------------------------------
                 (Name of Small Business Issuer in its charter)


       WASHINGTON                                          52-2219677
--------------------------------------------------------------------------------
 (State or other jurisdiction of               (IRS Employer Identification No.)
  incorporation or organization)

 4275 Executive Square Suite 215 La Jolla                     92037
--------------------------------------------------------------------------------
 (Address of principal executive offices)                  (Zip Code)


       Issuer's Telephone Number                (858) 518-1387
--------------------------------------------------------------------------------

          Issuer's Fax Number                   (858) 279-1799
--------------------------------------------------------------------------------


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 15, 2005, Superclick, Inc. ("Superclick", "we", the "Company") completed the acquisition of Hotel Net LLC, a Georgia limited liability company ("Hotel Net"), pursuant to an Membership Interest Purchase Agreement dated August 31, 2005 ("Agreement"), the form of which has been filed as Exhibit 2.1 on the Company's Form 8-K with the Securities and Exchange Commission on September 9, 2005.

Pursuant to the Agreement, Superclick issued Hotel Net's shareholders 2,750,000 shares of its restricted common stock and paid Hotel Net's shareholder's USD $450,000 in cash. Within 120 days of the Execution Date, that is, on December 30, 2005, Superclick will pay Hotel Net's shareholders an additional USD $350,000 in cash.

Subject to and upon the terms and conditions of the Agreement, Hotel Net will, upon fulfillment of all conditions precedent to the acquisition, merge with and into Superclick, Inc., and thereafter the separate existence of Hotel Net LLC will cease. As of the Effective Date, Superclick, Inc. shall succeed to all of the rights, privileges, powers and property, including, without limitation, all rights, privileges, franchises, patents, trademarks, licenses, registrations, bank accounts, contracts, patents, copyrights and other assets of every kind and description of Hotel Net, and Superclick, Inc. shall assume all of the obligations and liabilities of Hotel Net. The Acquisition will occur in accordance with the General Corporation Law of the State of Washington.

The Company obtained the necessary funds to finance the acquisition through borrowings under a convertible debenture loan with Chicago Venture Partners LP and Superclick Co-Investment LLC.

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

Pursuant to the Agreement, effective at the closing of the Acquisition, Hotel Net was entitled to nominate two (2) directors reasonable acceptable to Superclick, and to the Superclick Board. In accordance with this provision, Chirag Patel, a director and President and Chief Executive Officer of Hotel Net prior to the Acquisition, and Dipan Patel, a director of Hotel Net prior to the Acquisition, were elected to the Superclick Board on September 1, 2005.

Item 9.01 Financial Statements and Exhibits

      (a) Financial Statements of Business Acquired

      The financial statements required by this Item 9(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

      (b) Pro Forma financial information

      The pro forma financial information required by this Item 9(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

      (c) Exhibits

      2.1 Membership Interest Purchase Agreement incorporated herein by reference filed originally on Form 8-K with the Securities and Exchange Commission on September 9, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 20, 2005               SUPERCLICK, INC.


                                         By /s/ Todd M. Pitcher
                                         --------------------------------------
                                         Todd M. Pitcher
                                         Chairman, Interim CFO and
                                         Principal Accounting Officer